Exhibit 99.2

 South Plains Financial  Third Quarter 2025  Earnings Presentation  October 23, 2025

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains”, “SPFI”, or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the impact on us and our customers of a decline in general economic conditions and any regulatory responses thereto; slower economic growth rates or potential recession in the United States and our market areas; the impacts related to or resulting from uncertainty in the banking industry as a whole; increased competition for deposits in our market areas among traditional and nontraditional financial services companies, and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or further reductions in interest rates and a resulting decline in net interest income; the lingering inflationary pressures, and the risk of the resurgence of elevated levels of inflation, in the United States and our market areas; the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; changes in unemployment rates in the United States and our market areas; adverse changes in customer spending, borrowing and savings habits; declines in commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or the impact of uncertain or changing political conditions, including federal government shutdowns and uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, acts of war or terrorism, geopolitical instability or other external events, including as a result of the impact of the policies of the current U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on the Company and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learnings; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; and changes in applicable laws and regulations. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ of such documents, and other documents South Plains files or furnishes with the SEC from time to time. Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition of the Company as reported under GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 Third Quarter 2025 Highlights  Net income for 3Q’25 was $16.3 million, compared to $14.6 million for 2Q’25  Diluted earnings per share for 3Q’25 was $0.96, compared to $0.86 for 2Q’25  NIM was 4.05% for 3Q’25, compared to 4.07% for 2Q’25  3Q’25 NIM was 3.99% when excluding one-time interest and fees due to credit workouts of $640 thousand  2Q’25 NIM was 3.90% when excluding a one-time interest recovery of $1.7 million  Loans HFI were $3.05 billion as of September 30, 2025, compared to $3.10 billion as of June 30, 2025  Average yield on loans was 6.92% for 3Q’25, compared to 6.99% for 2Q’25  Return on average assets for 3Q’25 was 1.47%, compared to 1.34% for 2Q’25   Deposits totaled $3.88 billion as of September 30, 2025, compared to $3.74 billion as of June 30, 2025  Average cost of deposits for 3Q’25 was 210 basis points, compared to 214 basis points for 2Q’25  Tangible book value (non-GAAP) per share(2) was $28.14 as of September 30, 2025, compared to $26.70 as of June 30, 2025  On September 30, 2025, the Company redeemed $50.0 million in subordinated debt  4  Source: Company documents  Net interest margin is calculated on a tax-equivalent basis  Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP  Loans Held for Investment  (“HFI”) $3.05 B  Average Yield on Loans  6.92%  Net Income   $16.3 M  EPS - Diluted  $0.96  Net Interest Margin (1)  (“NIM”) 4.05%  Total Deposits  $3.88 B  Return on Average Assets (“ROAA”) 1.47%  Efficiency Ratio   60.69%

 Loan Portfolio  3Q'25 Highlights  Loans HFI decreased by $45.5 million from 2Q'25, primarily as a result of a decrease of $46.5 million in multi-family property loans mainly due to the payoff of two loans totaling $39.6 million, partially offset by organic loan growth  The average yield on loans was 6.92% for 3Q'25, compared to 6.99% for 2Q’25  Loan interest income for the third quarter of 2025 included $640 thousand in interest and fees recognized related to the resolution of credit workouts.   This amount positively impacted the loan yield by 8 basis points during 3Q’25  There was a recovery of $1.7 million in interest during 2Q’25, related to a full repayment of a loan that had previously been on nonaccrual. This recovery positively impacted the loan yield by 23 basis points during 2Q’25  Total Loans HFI  $ in Millions  5  Source: Company documents

 Attractive Markets Poised for Organic Growth  El Paso Basin  Dallas / Ft. Worth  Sixth largest city in Texas and 22nd largest in the U.S.  Population growth has outpaced the country over the last five years, exceeding 880,000  Adjacent in proximity to Juarez, Mexico’s growing industrial center and an estimated population of 1.5 million people  Home to four universities including The University of Texas at El Paso  Largest MSA in Texas and fourth largest in the nation  Steadily expanding population that accounts for over 26% of the state’s population  Created the second most new jobs of any metro area in the U.S. in 2023  Generated more than $613 billion in GDP in 2023 accounting for 31% of Texas’ total GDP  Houston   Second largest MSA in Texas and fifth largest in the nation  The 7th largest metro economy in the U.S.   Would rank as the 23rd largest economy in the world with GDP of more than $550 billion in 2023  Called the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S.  Lubbock Basin  10th largest Texas city with a population exceeding 330,000 people  Major industries in agribusiness, education, and trade, among others  More than 55,000 college students with approximately 15,000 students entering the local workforce annually  One of the fastest-growing cities in the U.S. in 2023  6

 Major Metropolitan Market Loan Growth  3Q'25 Highlights  Loans HFI in our major metropolitan markets(1) remained unchanged at $1.01 billion during 3Q'25  Our major metropolitan market loan portfolio represents 33.2% of the Bank’s total loans HFI at September 30, 2025  Total Metropolitan Market(1) Loans  $ in Millions  7  5.00%  Source: Company documents  (1) The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     Commercial C&D  $  146.1  Residential C&D     218.0  CRE Owner/Occ.  410.5  Other CRE Non Owner/Occ.     559.3  Multi-Family     210.5  C&I     428.0  Agriculture     168.5  1-4 Family     592.6  Auto     256.3  Other Consumer     63.7        Total  $  3,053.5  Fixed vs. Variable Rate   8  Source: Company documents  Data as of September 30, 2025

 Non-Owner Occupied CRE Portfolio  9  Details  NOO CRE was 37.1% of total loans HFI, down from 38.3% at June 30, 2025  NOO CRE portfolio is made up of $771.3 million of income producing loans and $362.6 million of construction, acquisition, and development loans  Estimated weighted average LTV of income-producing NOO CRE was 55%  Office NOO CRE loans were 4.7% of total loans HFI and had a weighted average LTV of 58%  NOO CRE loans past due 90+ days or nonaccrual: 30 basis points of this portfolio  NOO CRE(1) Sector Breakdown  Source: Company documents  Data as of September 30, 2025  (1) Non-owner occupied commercial real estate (“NOO CRE”)  Property Type ($ in millions)  Total  Income-producing:   Multi-family  $210.5   Retail  187.9   Office  144.3   Industrial  138.2   Hospitality  30.7   Other  59.7  Construction, acquisition, and development:   Residential construction  98.0   Other  264.6  Total  $1,133.9

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans totaled $238.6 million at September 30, 2025, compared to $240.6 million at June 30, 2025  Strong credit quality in the sector, positioned for resiliency across economic cycles(1):  Super Prime Credit (>719): $161.1 million  Prime Credit (719-660): $44.9 million  Near Prime Credit (659-620): $13.8 million  Sub-Prime Credit (619-580): $10.6 million  Deep Sub-Prime Credit (<580): $8.3 million  Loans past due 30+ days: 24 bps of this portfolio  Non-car/truck (RV, boat, etc.) < 2% of this portfolio  Indirect Auto Credit Breakdown  10  Source: Company documents  Data as of September 30, 2025  (1) Credit score level at origination

 Noninterest Income Overview  Noninterest Income  $ in Millions  3Q'25 Highlights  Noninterest income was $11.2 million for 3Q'25, compared to $12.2 million for 2Q’25  The decrease of $1.0 million was due primarily to a decrease in mortgage banking revenues – as detailed on the following slide  11  Source: Company documents

 Mortgage Banking Revenue  Mortgage Servicing Rights Adjustments  $ in Thousands  3Q'25 Highlights  The decrease of $1.0 million in mortgage banking revenues was mainly due to:  A $769 thousand decrease in the MSR FV adjustment as interest rates that effect the value declined in 3Q’25  In 3Q’25, MSR’s were written down by $925 thousand as compared to a write-down of $156 thousand in 2Q’25  12  Source: Company documents  Note: Mortgage servicing rights (“MSR”); Mortgage Banking Revenue (“MBR”); MSR Fair Value (“MSR FV”)     3Q'25  2Q'25  1Q'25  4Q'24  3Q'24  Mortgage Banking Revenue  $  2,575  3,606  2,113  4,955  1,890                       MSR FV Adj.  $  (925)  (156)  (1,585)  1,450   (2,060)                    MBR Excluding MSR FV Adj  $  3,500   3,762  3,698  3,505  3,950                    MSR FV Adj. QoQ Delta  $  (769)  1,429  (3,035)  3,510  (1,380)

 Diversified Revenue Stream  Nine Months Ended September 30, 2025  Total Revenues  $158.0 million  Noninterest Income  $33.9 million  13  Source: Company documents

 Net Interest Income and NIM  Net Interest Income & NIM(1)   $ in Millions  3Q'25 Highlights  Net interest income (“NII”) of $43.0 million, an increase from $42.5 million in 2Q'25  3Q'25 NIM decreased 2 bps to 4.05% as compared to 4.07% in 2Q’25, however:  3Q’25 NIM was 3.99% when excluding one-time interest and fees due to credit workouts of $640 thousand  2Q’25 NIM was 3.90% when excluding a one-time interest recovery of $1.7 million  14  3.54%  Source: Company documents  (1) NIM is calculated on a tax-equivalent basis  NIM ex. nonaccrual interest recovery

 Deposit Portfolio  Total Deposits  $ in Millions  3Q'25 Highlights  Total deposits of $3.88 billion at 3Q'25, an increase of $142.2 million from 2Q'25   The increase in deposits was due to organic growth in both retail and commercial deposits  Cost of interest-bearing deposits decreased to 2.87% in 3Q’25 from 2.91% in 2Q'25  Cost of deposits decreased 4 bps to 2.10% in 3Q’25 from 2.14% in 2Q'25  Noninterest-bearing deposits to total deposits were 27.0% at September 30, 2025, up from 26.7% at June 30, 2025  15  Source: Company documents

 Granular Deposit Base & Ample Liquidity  Total Borrowing Capacity  $1.99 Billion  16  Total Deposit Base Breakdown  Average deposit account size is approximately $37 thousand  City Bank’s percentage of estimated uninsured or uncollateralized deposits is 27% of total deposits  City Bank had $1.99 billion of available borrowing capacity through the Federal Home Loan Bank of Dallas (“FHLB”) and the Federal Reserve Bank of Dallas (“FRB”)  No borrowings utilized from these sources during 3Q'25  Source: Company documents  Data as of September 30, 2025

 Credit Quality  3Q'25 Highlights  Credit Quality Ratios  Net Charge-Offs to Average Loans  ACL(1) to Total Loans HFI  17  Provision for credit losses of $500 thousand in 3Q'25, compared to $2.5 million in 2Q'25  The decrease in provision for 3Q’25 was largely attributable to a decrease in specific reserves, decreased loan balances, and overall improved credit quality  Classified loans decreased $21.1 million in 3Q’25, primarily due to the full collection of a $32 million multi-family property loan, partially offset by several downgrades  Source: Company documents  Allowance for Credit Losses (“ACL”)

 Investment Securities  3Q'25 Highlights  Investment securities totaled $571.1 million, a $1.1 million increase from 2Q'25  All municipal bonds are in Texas; fair value hedges of $118 million  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration of the securities portfolio was 6.58 years at September 30, 2025  3Q'25 Securities Composition  $571.1  million  Securities & Cash  $ in Millions  18  Source: Company documents

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  3Q'25 Highlights  Noninterest expense decreased $519 thousand from 2Q’25, largely the result of a decrease of $581 thousand in professional service expenses related primarily to consulting on technology projects and initiatives  Efficiency ratio of 60.7% in 3Q'25 as compared to 61.1% in 2Q'25  Will continue to manage expenses to drive profitability  19  Source: Company documents

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share(1)  20  Source: Company documents  (1) Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 Strong Capital Base  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  21  Source: Company documents  (1) Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP      Tangible Common Equity to Tangible Assets Ratio(1)

 SPFI’s Core Purpose and Values Align Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP ALL STAKEHOLDERS SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding than helping people succeed and live better.   22

 Appendix  23

 Non-GAAP Financial Measures  24  Source: Company documents  $ in thousands, except per share data  For the quarter ended     September 30,  2025     June 30,  2025     March 31,  2025     December 31,  2024     September 30,  2024  Pre-tax, pre-provision income  Net income  $  16,318  $  14,605  $  12,294  $  16,497  $  11,212  Income tax expense  4,342  4,020  3,408  4,222  3,094  Provision for credit losses  500  2,500  420  1,200  495  Pre-tax, pre-provision income  $  21,160  $  21,125  $  16,122  $  21,919  $  14,801  As of      September 30,  2025     June 30,  2025     March 31,  2025     December 31,  2024     September 30,  2024  Tangible common equity                                            Total common stockholders’ equity  $  477,802     $  454,074     $  $ 443,743     $  $ 438,949     $  $ 443,122  Less:  goodwill and other intangibles     (20,580)        (20,732)        (20,884)        (21,035)        (21,197)                                               Tangible common equity  $  457,222     $  433,342     $  $ 422,859     $  $ 417,914     $  $ 421,925                                               Tangible assets                                            Total assets  $  4,479,437     $  4,363,674     $  $ 4,405,209     $  $ 4,232,239     $  $ 4,337,659  Less:  goodwill and other intangibles     (20,580)        (20,732)        (20,884)        (21,035)        (21,197)                                               Tangible assets  $  4,458,857     $  4,342,942     $  $ 4,384,325     $  $ 4,211,204     $  $ 4,316,462                                               Shares outstanding     16,247,839        16,230,475        16,235,647        16,455,826        16,386,627                                   Total stockholders’ equity to total assets     10.67%     10.41%     10.07%     10.37%     10.22%  Tangible common equity to tangible assets     10.25%     9.98%     9.64%     9.92%     9.77%  Book value per share  $  29.41  $  27.98  $  27.33  $  26.67  $  27.04  Tangible book value per share  $  28.14  $  26.70  $  26.05  $  25.40  $  25.75